EXHIBIT 10.3

Amendment Number 6

to the

Managed Operations Services Agreement

This Amendment Number 6 to the Managed Operations Services Agreement (this “Amendment”), is made by and between Franklin Templeton Companies, LLC, a Delaware Limited Liability Company, having a place of business at One Franklin Parkway, San Mateo, CA, 94403 (“Franklin”) and International Business Machines Corporation, having place of business at Route 100, Somers, NY, 10589 (“IBM”) (collectively referred to herein as the “Parties”). This Amendment is entered into on this 6th day of March, 2006. This Amendment amends the Managed Operations Services Agreement, dated February 6, 2001, between Franklin and IBM as modified or amended prior to the date hereof including any schedules, supplements, exhibits and attachments thereto (the “Agreement”). Capitalized terms used but not defined herein shall have their respective meanings as defined in the Agreement. In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall prevail. All terms and conditions of the Agreement not specifically amended or supplemented herein, shall remain unchanged and in full force and effect.

Unless otherwise stated herein, this Amendment shall be effective July 1, 2003 (the “Amendment 6 Effective Date”) and shall run concurrently with the Term of the Agreement.

The affected and changed sections and Schedules of the Agreement are as indicated below.

I.	The Agreement:

A.) The table in Section 27.k is hereby deleted in its entirety and replaced with the following:

To IBM: International Business Machines Corporation 425 Market Street, 20th Floor San Francisco, CA 94105 Attention: IBM Project Executive (Shirley Reilich)	To Franklin: Franklin Templeton Companies, LLC One Franklin Parkway San Mateo, CA, 94403 Attention: Jennifer J. Bolt, Executive Vice President

With a copy to: International Business Machines Corporation Route 100 Somers, NY, 10589 Attention: IBM General Counsel	With a copy, at the same address, to: Attention: Christiana Khostovan, Senior Corporate Counsel

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II.	The Schedules:

A.) Revision 1 to Schedule A (Services) is hereby amended as follows:

1)	The table in Section III shall be modified as follows:

Service Hours
Mainframe, DEC and iSeries (AS/400)	Twenty-four (24) hours/day, seven (7) days/week, 365 days/year including Holidays, provided that critical applications (which when used in this table shall mean those critical applications as defined by Franklin) reside on either the Mainframe, DEC or iSeries (AS/400) systems. Otherwise twelve (12) hours/day (6am-6pm US Mountain Time), Monday-Friday, excluding Holidays.

Critical Images and Standard Images	Twenty-four (24) hours/day, seven (7) days/week, 365 days/year

Prime-Time Standard Images	Twelve (12) hours/day (6am-6pm US Mountain Time), Monday-Friday, excluding Holidays.

Prime-Time Basic Images	Twelve (12) hours/day (6am-6pm US Mountain Time), Monday-Friday, excluding Holidays.

EMEA Prime-Time Standard Images	Twelve (12) hours/day, (one mutually agreed 12 hour block for all EMEA regions applicable to EMEA Prime-Time Standard Images and EMEA Prime-Time Basic Images), Monday-Friday, excluding Holidays

EMEA Prime-Time Basic Images	Twelve (12) hours/day, (one mutually agreed 12 hour block for all EMEA regions applicable to EMEA Prime-Time Standard Images and EMEA Prime-Time Basic Images), Monday-Friday, excluding Holidays

Asia Prime-Time Standard Images	Twelve (12) hours/day, (one mutually agreed 12 hour block for all Asia regions applicable to Asia Prime-Time Standard Images and Asia Prime-Time Basic Images), Monday-Friday, excluding Holidays

Asia Prime-Time Basic Images	Twelve (12) hours/day, (one mutually agreed 12 hour block for all Asia regions applicable to Asia Prime-Time Standard Images and Asia Prime-Time Basic Images), Monday-Friday, excluding Holidays

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Change Management, and backup and recovery services (for all tiers)	Twenty-four (24) hours/day, seven (7) days/week, 365 days/year

all other Services	Twelve (12) hours/day (6am-6pm US Mountain Time), Monday-Friday, excluding Holidays.

2)	Section V.4.3a.4 is hereby deleted in its entirety and replaced with the following:

Operate the Franklin mail application in accordance with the Procedures Manual until September 30, 2003.

B.) Revision 2 to Schedule B (Service Levels) is hereby amended as follows:

1)	Section 2.0.q – Definition of “Minimum Service Level or MSL” – shall be deleted in its entirety and replaced with the following:

Minimum Service Level or MSL means a failure to meet the Mainframe Processing Unit Availability Minimum Service Level or Critical Server Availability Minimum Service Level as further described in Section 6.0 (b) (6) of this Schedule.

2)	Section 7.0.e is hereby deleted in its entirety and replaced with the following:

[Intentionally Left Blank]

3)	The last six rows in Table 3.4 of Exhibit B-1 to Revision 2 to Schedule B shall be modified as follows:

Severity Level 3

Mainframe and Other Server Recovery	95% within 3 business days (i.e. Monday – Friday, excluding Holidays)	TBD %

Critical Image Recovery	95% within 3 business days (i.e. Monday – Friday, excluding Holidays)	TBD %

Standard Image Recovery	95% within 3 business days (i.e. Monday – Friday, excluding Holidays)	TBD %

Prime-Time Standard Image Recovery	95% within 5 business days (i.e. Monday – Friday, excluding Holidays)	TBD %

Prime-Time Basic Image Recovery	95% within 5 business days (i.e. Monday – Friday, excluding Holidays)	TBD %

C.) Revision 2 to Schedule C (Charges) is hereby amended as follows:

1)	Add the following as Section 2.0ggg:

“Network Monitoring Devices” shall have the meaning specified in Section 5.9(a) of this Schedule.

2)	Section 5.2.a.1 is hereby deleted in its entirety and replaced with the following:

Host CPU resource usage will be measured during Prime Time and Nonprime Time hours and will include all components of Host CPU time (including systems overhead) logged through System Management Facilities (SMF) Type 70 for MVS, or other mutually agreeable substitute.

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3)	Section 5.5a is hereby deleted in its entirety and replaced with the following:

Resource Usage in this category will be measured monthly as the total number of IBM full time equivalents supporting Production Control Services, as described in Schedule A and set forth in Revision 1 to Exhibit C-1.

4)	Add the following as Section 5.8:

5.8	MQ Series

(a)	Resource Usage for this category will be measured monthly as the total number of MQ Series Queue Managers managed by IBM on In-Scope servers.

(b)	The Baseline for this resource category is set forth in Exhibit C-1.

(c)	One MQ Series Queue Manager equals one RU.

(d)	The MQ Series Baseline set forth in Exhibit C-1 reflects the agreed quantity of MQ Series Resource Units included in the ASC.

(e)	ARCs and RRCs apply to this resource category beginning on the Amended Commencement Date.

5)	Add the following as Section 5.9:

5.9	Network Monitoring Devices

(a)	Resource Usage for this category will be measured monthly as the aggregate number of monitored network devices, which includes routers, switches, hubs, circuits and infrastructure required to connect systems from the server NIC to the WAN (the “Network Monitoring Devices”).

(b)	The Baseline for this resource category is set forth in Exhibit C-1.

(c)	One Network Monitoring Devices equals one RU.

(d)	The Network Monitoring Devices Baseline set forth in Exhibit C-1 reflects the agreed quantity of Network Monitoring Devices Resource Units included the ASC.

(e)	ARCs and RRCs apply to this resource category beginning on the Amended Commencement Date.

6)	Add the following as Section 5.10:

5.10	Network Monitoring IMAC

(a)	Resource Usage for this category will be measured monthly as the total number of logical Installs, Moves, Adds, or Changes to the Network Monitoring Devices.

(b)	The Baseline for this resource category is set forth in Exhibit C-1.

(c)	One Network Monitoring IMAC equals one RU.

(d)	The Network Monitoring IMAC Baseline set forth in Exhibit C-1 reflects the agreed quantity of Network Monitoring IMAC Resource Units included in the ASC.

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7)	Section 6.1 (f) One Time Incremental Asset Charge ( as described on page 20 of Revision 2 to Schedule C of the Agreement)

“The One-Time Incremental Asset Charge will be invoiced at the time of installation of the incremental assets” is deleted in its entirety and replaced with the following:

“The One-Time Incremental Asset Charge will be invoiced quarterly in alignment with the ARC/RRC quarterly invoice process.”

8)	The following sentence shall be added to as item 10.1.e:

IBM shall provide to Franklin a one-time credit in amount of $18,102 to be applied to the first monthly invoice following the Amendment 6 Effective Date.

9)	Section 6.1 (f)(ii) and (iii): References to “Increased Asset Charges” shall be changed to “Incremental Asset Charges”.

10)	Section 5.2 (d)(3) is deleted in its entirety and replaced with the following:

“One page per month equals one RU”.

11)	Section 5.4 (d) and (e): References to “terabyte” shall be replaced with “gigabyte”.

12)	Section 5.6 (c) is deleted in its entirety and replaced with the following:

“IBM will track and report on Production Lock Down resource capacity and utilization as part of monthly reporting.”

13)	Section 6.1 (h)(1) is deleted in its entirety and replaced with the following:

1. 14 days (except for refreshed images which shall be 30 days beginning on the date Amendment 6 is executed by both Parties and ending on the one year anniversary of such execution) after the later of (i) the RFS/ARC planned Operational date or (ii) the actual operational date of the hardware unless

14)	Exhibit C-1 to Schedule C is hereby deleted in its entirety and replaced with Revision 1 to Exhibit C-1 which is attached hereto.

15)	Exhibit C-2 is hereby added to the Agreement and attached hereto.

D.) Revision 1 to Schedule E (Projects) is hereby amended as follows:

1)	Section 8.0.c of Revision 1 to Schedule E shall be deleted in its entirety and replaced with the following paragraph:

Unless otherwise agreed by the parties, Project hours will be allocable annually in four equal parts during the respective calendar quarters. Thus, subject to the other provisions set forth herein (assuming the yearly allocation to be 18,000) 4,500 hours will be available for Franklin’s use on Projects during each calendar quarter. Should Franklin desire a different allocation of the annual Project hour allocation, it may so request and IBM will make diligent efforts to accommodate the request. Should Franklin not utilize the entire Hours Pool during a calendar year, up to 1500 unused hours from the previous calendar year (excluding hours carried over to the previous year per this provision) may be utilized during the first month

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following the applicable calendar year. Hours for this first month following the applicable calendar year will be expended following a first in, first out methodology.

E.) Schedule F (Software) is hereby amended as follows:

“Schedule F” including Supplement F-1 to Schedule F is deleted in its entirety and replaced with “Revision 1 to Schedule F” which is attached hereto.

F.) Schedule G (Machines) is hereby amended as follows:

“Schedule G” including Supplement G-1 to Schedule G is deleted in its entirety and replaced with “Revision 1 to Schedule G” which is attached hereto.

G.) Schedule I (Facilities) is hereby amended as follows:

“Schedule I” including Supplement I-1 to Schedule I is deleted in its entirety and replaced with “Revision 1 to Schedule I” which is attached hereto.

H. ) Revision 1 to Schedule M (Business Recovery Services) is hereby amended as follows:

1.	“Exhibit M-1” is deleted in its entirety and replaced with “Revision 1 to Exhibit M-1” which is attached hereto.

2.	“Exhibit M-2” is deleted in its entirety and replaced with “Revision 1 to Exhibit M-2” which is attached hereto.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THIS AMENDMENT, 2) THE SCHEDULES AND SUPPLEMENTS TO THE SCHEDULES, AND 3) THE AGREEMENT, DATED FEBRUARY 6, 2001, AS PREVIOUSLY AMENDED. FRANKLIN’S APPROVAL OF THIS AMENDMENT SHALL BE CONSIDERED ACCEPTANCE BY FRANKLIN OF IBM’S PROVISION OF THE SERVICES FOR THE CORRESPONDING CHARGES SPECIFIED IN THE AGREEMENT, AS AMENDED. THIS STATEMENT OF THE AMENDMENT SUPERSEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT.

Accepted by:			Accepted by:

International Business Machines Corporation			Franklin Templeton Companies, LLC

By:	/s/ Shirley S. Reilich		By:	/s/ Jennifer J. Bolt
Authorized Signature			Authorized Signature

Shirley S. Reilich		Date March 9, 2006	Jennifer J. Bolt		Date March 6, 2006
Name (Type or Print)			Name (Type or Print)

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